Exhibit (n)(4)

PACIFIC SELECT FUND
AMENDED AND RESTATED Multi-class PLAN

SCHEDULE A

Funds	Class I	Class P
Small-Cap Growth Portfolio	X	X
International Value Portfolio	X	X
International Small-Cap Portfolio	X	X
Equity Index Portfolio	X	X
Mid-Cap Value Portfolio	X	X
Small-Cap Index Portfolio	X	X
Dividend Growth Portfolio	X	X
Large-Cap Value Portfolio	X	X
Technology Portfolio	X	X
Short Duration Bond Portfolio	X	X
Diversified Bond Portfolio	X	X
Growth Portfolio	X	X
Hedged Equity Portfolio	X	X
Health Sciences Portfolio	X	X
Mid-Cap Equity Portfolio	X	X
Large-Cap Growth Portfolio	X	X
International Large-Cap Portfolio	X	X
Small-Cap Value Portfolio	X	X
Main Street® Core Portfolio	X	X
Emerging Markets Portfolio	X	X
High Yield Bond Portfolio	X	X
Managed Bond Portfolio	X	X
Inflation Managed Portfolio	X	X
Value Portfolio (formerly named Comstock Portfolio)	X	X
Mid-Cap Growth Portfolio	X	X
Real Estate Portfolio	X	X
Small-Cap Equity Portfolio	X	X
Focused Growth Portfolio	X	X
Floating Rate Income Portfolio	X	X
Emerging Markets Debt Portfolio	X	X
Value Advantage Portfolio	X	X
Core Income Portfolio	X	X
Intermediate Bond Portfolio	X	X
ESG Diversified Portfolio	X	X
Pacific Dynamix – Conservative Growth Portfolio	X	X
Pacific Dynamix — Moderate Growth Portfolio	X	X
Pacific Dynamix — Growth Portfolio	X	X
PD Large-Cap Value Index Portfolio		X
PD Large-Cap Growth Index Portfolio		X
PD Mid-Cap Index Portfolio		X
PD Small-Cap Value Index Portfolio		X
PD Small-Cap Growth Index Portfolio		X
PD Aggregate Bond Index Portfolio		X
PD High Yield Bond Index Portfolio		X
PD International Large-Cap Index Portfolio (formerly named PD International Large-Cap Portfolio)		X
PD Emerging Markets Index Portfolio (formerly named PD Emerging Markets Portfolio)		X

Funds	Class I	Class P
PD 1-3 Year Corporate Bond Portfolio		X
Portfolio Optimization Conservative Portfolio	X	X
Portfolio Optimization Moderate-Conservative Portfolio	X	X
Portfolio Optimization Moderate Portfolio	X	X
Portfolio Optimization Growth Portfolio	X	X
Portfolio Optimization Aggressive-Growth Portfolio	X	X
	Class D	Class P
PSF DFA Balanced Allocation Portfolio	X	X

EFFECTIVE: April 30, 2021